SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2006


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       001-14649               54-1910453
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)



               160 Exeter Drive
             Winchester, Virginia                         22603-8605
   (Address of Principal Executive Offices)               (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

                  On July 27, 2006, Trex Company, Inc. issued a press release announcing financial results for the quarter ended June 30, 2006. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TREX COMPANY, INC.


Date:     July 27, 2006                 /s/ Anthony Cavanna
                                        -----------------------------------
                                        Anthony Cavanna
                                        Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                              Exhibit Description
--------------                              -------------------

     99.1                            Press release dated July 27, 2006